UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

Hypha Labs, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-54239	27-3601979
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Boulevard, Las Vegas, NV	89118
(Address of principal executive offices)	(zip code)

(702) 744-0640

(Registrant’s telephone

number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 21, 2025, Hypha Labs, Inc. (the “Company”) entered into an Amended and Restated Consulting, Confidentiality and Proprietary Rights Agreement (the “A&R Consulting Agreement”) with Duck’s Nest Investments, Inc. (the “Consultant”), an entity wholly-owned by A. Stone Douglass, a director of the Company and the Company’s Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary. The A&R Consulting Agreement is effective as of January 1, 2025 (the “Effective Date”), and amends and restates that certain Consulting, Confidentiality and Proprietary Rights Agreement, dated September 1, 2021, by and between the Company and the Consultant. Pursuant to the A&R Consulting Agreement, Mr. Douglass will, among other things: (i) have the titles of Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary; (ii) work with the Company’s financial and other staff; (iii) interface with the Company’s outside accounting firm and law firm(s); (iv) interface with the Company’s auditors; (v) supervise all public filings with the Securities and Exchange Commission and Nasdaq Stock Market; and (vi) report to the Company’s Board of Directors. The A&R Consulting Agreement has a term of one year from the Effective Date, and is subject to renewal and extension for successive one-year periods. In consideration for the services rendered pursuant to the A&R Consulting Agreement, the Consultant will be paid $10,000 per month. The A&R Consulting Agreement also includes confidentiality, non-solicitation and other customary provisions.

The foregoing description of the A&R Consulting Agreement is qualified in its entirety by reference to the text of the A&R Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference to this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 5.02.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective January 24, 2025, the Company adopted a new Code of Conduct and Business Ethics (the “Code”), which applies to all directors, officers and employees of the Company and its subsidiaries.

The foregoing description of the Code is qualified in its entirety by reference to the text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.05. The Code will be made available on the Company’s website at www.hyphalabs.com.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Consulting, Confidentiality and Proprietary Rights Agreement, effective January 1, 2025, by and between Hypha Labs, Inc. and Duck’s Nest Investments, Inc.
14.1	Code of Conduct and Business Ethics
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hypha Labs, Inc.

Date:	January 24, 2025

By:	/s/ A. Stone Douglass
A. Stone Douglass
Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary